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AMCAP Fund®
Prospectus Supplement
(for prospectus dated May 1, 2007)

The chart on page 2 is amended as follows:

[begin - bar chart]

Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included,  results would be lower.)

1997	30.55%
1998	30.02
1999	21.78
2000	7.50
2001	- 5.01
2002	-18.66
2003	29.64
2004	9.80
2005	6.98
2006	8.63

[end - bar chart]

Keep this Supplement with your Prospectus and/or Retirement Plan Prospectus.

MFGEBS-902-0507P Litho in USA CGD/MW/9821-S11872